  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 28, 2023

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11495 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 419-7525
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 28, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of SANUWAVE Health, Inc. (the “Company”) after discussion with management concluded that the interim financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 (the “Form 10-Qs”) should no longer be relied upon for the reasons summarized below.

In connection with preparing its financial statements for the year ended December 31, 2022, the Company identified several accounting misstatements and as such is restating the interim financial statements in the Form 10-Qs to correct (i) an inventory conversion error during the quarter ended September 30, 2022; (ii) a failure to recognize (a) professional fee invoices during each of the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, (b) advisory shares during the quarter ended June 30, 2022; and (c) interest expense on the Senior Secured Promissory Note Payable issued by the Company to NH Expansion Credit Fund Holdings LP during the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022; and (iii) improper recording of a financing lease arrangement during the quarters ended March 31, 2022 and June 30, 2022.

The Company and its advisors completed the annual review, and the Company will file the restated financial statements as of March 31, 2022, June 30, 2022 and September 30, 2022 and for the three months ended March 31, 2022, the three and six months ended June 30, 2022 and the three and nine months ended September 30, 2022 in its Annual Report on Form 10-K for the year ending December 31, 2022.

The Audit Committee and Company management have discussed the matters disclosed on this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Marcum LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: March 31, 2023	By:	/s/ Toni Rinow
	Name:	Toni Rinow
	Title:	Chief Financial Officer